Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C.

SECTION 1350

AS ADOPTED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K of IDEXX Laboratories, Inc. (the “Company”) for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Jonathan W. Ayers
March 20, 2003	Jonathan W. Ayers President and Chief Executive Officer

/s/Merilee Raines
March 20, 2003	Merilee Raines Vice President, Finance and Treasurer (Principal Financial Officer)